FORM 8-K
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                              ---------------


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported):    October 17, 1996


                        KAISER ALUMINUM CORPORATION
           (Exact name of Registrant as Specified in its Charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)



                                   1-9447
                          (Commission File Number)



                                 94-3030279
                  (I.R.S. Employer Identification Number)




  5847 SAN FELIPE, SUITE 2600
        HOUSTON, TEXAS                       77057-3010
     (Address of Principal                   (Zip Code)
      Executive Offices)



     Registrant's telephone number, including area code: (713) 267-3777


ITEM 5.   Other Events

          On October 17, 1996, Kaiser Aluminum & Chemical Corporation, the operating subsidiary of the registrant, announced in a press release that it had priced its Rule 144A offering of $175 million principal amount of 10 7/8% Senior Notes due 2006 at 99.5% of their principal amount to yield 10.96% to maturity. A copy of the press release issued in this connection is incorporated by reference herein and is attached hereto as Exhibit 99.


ITEM 7.   Financial Statements and Exhibits

               (c)  Exhibits

                    Exhibit 99:    Press Release dated October 17, 1996



                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 23, 1996                 KAISER ALUMINUM CORPORATION



                                    By:          BYRON L. WADE
                                                 Byron L. Wade
                                      Vice President, Secretary and Deputy
                                                General Counsel


                               EXHIBIT INDEX


Exhibit 99.    Press Release dated October 17, 1996